UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

TRIUMPH GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12235	51-0347963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 E Lancaster Avenue Suite 400
Radnor, Pennsylvania		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 610 251-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange LLC
Purchase rights	N/A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendments to Securitization Facility

On June 30, 2025, Triumph Group, Inc. (the “Company”) entered into amendments to its existing $75 million receivables securitization facility (the “Receivables Securitization Facility,” and such amendments, the “Securitization Facility Amendments”), which was established in August 2008 and amended from time to time by entering into (i) a second amended and restated receivables purchase agreement, among Triumph Receivables, LLC, as seller, the Company, as servicer, the various purchasers, LC participants and purchaser agents from time to time party thereto and MUFG Bank, Ltd., as administrator and as LC bank, (ii) a second amended and restated purchase and sale agreement, among various entities listed therein, as the originators, the Company, individually and as servicer and Triumph Receivables, LLC and (iii) a third amended and restated performance guaranty, by the Company in favor of MUFG Bank, Ltd., as administrator. The Securitization Facility Amendments provide for the transfer of the Receivables Securitization Facility’s administration from PNC Bank, National Association to MUFG Bank, Ltd., changes to certain benchmark transition provisions and other amendments relating to the consummation of the previously announced acquisition of the Company by affiliates of Warburg Pincus LLC and Berkshire Partners LLC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1

Second Amended and Restated Receivables Purchase Agreement, dated as of June 30, 2025, among Triumph Receivables, LLC, as seller, Triumph Group, Inc., as servicer, the various purchasers, LC participants and purchaser agents from time to time party thereto, MUFG Bank, Ltd., as administrator and as LC bank.

4.2

Second Amended and Restated Purchase and Sale Agreement, dated as of June 30, 2025, among various entities listed therein, as the originators, Triumph Group, Inc., individually and as servicer and Triumph Receivables, LLC.

4.3	Third Amended and Restated Performance Guaranty, dated as of June 30, 2025, by Triumph Group, Inc. in favor of MUFG Bank, Ltd., as administrator.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triumph Group, Inc.

Date:	July 7, 2025	By:	/s/ Jennifer H. Allen
Jennifer H. Allen Chief Administrative Officer, Senior Vice President, General Counsel and Secretary